Annex I

To the Distribution Agreement by and between

SPDR Series Trust and State Street Global Advisors Funds Distributors, LLC

ETF	Trading Symbol	Listing Exchange
SPDR® Bloomberg Emerging Markets Local Bond ETF	EBND	NYSE Arca, Inc.
SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	CERY	NYSE Arca, Inc.
SPDR® Bloomberg International Treasury Bond ETF	BWX	NYSE Arca, Inc.
SPDR® Bloomberg International Corporate Bond ETF	IBND	NYSE Arca, Inc.
SPDR® Bloomberg Short Term International Treasury Bond ETF	BWZ	NYSE Arca, Inc.
SPDR® FTSE International Government Inflation-Protected Bond ETF	WIP	NYSE Arca, Inc.
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF (formerly, SPDR® Bloomberg 1-10 Year TIPS ETF)	TIPX	NYSE Arca, Inc.
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF (formerly, SPDR® Bloomberg 1-3 Month T-Bill ETF)	BIL	NYSE Arca, Inc.
State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF (formerly, SPDR® Bloomberg 3-12 Month T-Bill ETF)	BILS	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Convertible Securities ETF (formerly, SPDR® Bloomberg Convertible Securities ETF)	CWB	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF (formerly, SPDR® Bloomberg Emerging Markets USD Bond ETF)	EMHC	NYSE Arca, Inc.
State Street® SPDR® Bloomberg High Yield Bond ETF (formerly, SPDR® Bloomberg High Yield Bond ETF)	JNK	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF (formerly, SPDR® Bloomberg Investment Grade Floating Rate ETF)	FLRN	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Short Term High Yield Bond ETF (formerly, SPDR® Bloomberg Short Term High Yield Bond ETF)	SJNK	NYSE Arca, Inc.
State Street® SPDR® Dow Jones® REIT ETF (formerly, SPDR® Dow Jones® REIT ETF)	RWR	NYSE Arca, Inc.
State Street® SPDR® FactSet Innovative Technology ETF (formerly, SPDR® FactSet Innovative Technology ETF)	XITK	NYSE Arca, Inc.
State Street® SPDR® Global Dow ETF (formerly, SPDR® Global Dow ETF)	DGT	NYSE Arca, Inc.
State Street® SPDR® ICE Preferred Securities ETF (formerly, SPDR® ICE Preferred Securities ETF)	PSK	NYSE Arca, Inc.
State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF (formerly, SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF)	LQIG	NYSE Arca, Inc.
State Street® SPDR® MSCI USA Climate Paris Aligned ETF (formerly, SPDR® MSCI USA Climate Paris Aligned ETF)	NZUS	The Nasdaq Stock Market LLC
State Street® SPDR® MSCI USA Gender Diversity ETF (formerly, SPDR® MSCI USA Gender Diversity ETF)	SHE	NYSE Arca, Inc.
State Street® SPDR® MSCI USA StrategicFactorsSM ETF (formerly, SPDR® MSCI USA StrategicFactorsSM ETF)	QUS	NYSE Arca, Inc.
State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF (formerly, SPDR® Nuveen ICE High Yield Municipal Bond ETF)	HYMB	NYSE Arca, Inc.

ETF	Trading Symbol	Listing Exchange
State Street® SPDR® Nuveen ICE Municipal Bond ETF (formerly, SPDR® Nuveen ICE Municipal Bond ETF)	TFI	NYSE Arca, Inc.
State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF (formerly, SPDR® Nuveen ICE Short Term Municipal Bond ETF)	SHM	NYSE Arca, Inc.
State Street® SPDR® NYSE Technology ETF (formerly, SPDR® NYSE Technology ETF)	XNTK	NYSE Arca, Inc.
State Street® SPDR® Portfolio Aggregate Bond ETF (formerly, SPDR® Portfolio Aggregate Bond ETF)	SPAB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Corporate Bond ETF (formerly, SPDR® Portfolio Corporate Bond ETF)	SPBO	NYSE Arca, Inc.
State Street® SPDR® Portfolio High Yield Bond ETF (formerly, SPDR® Portfolio High Yield Bond ETF)	SPHY	NYSE Arca, Inc.
State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF (formerly, SPDR® Portfolio Intermediate Term Corporate Bond ETF)	SPIB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Intermediate Term Treasury ETF (formerly, SPDR® Portfolio Intermediate Term Treasury ETF)	SPTI	NYSE Arca, Inc.
State Street® SPDR® Portfolio Long Term Corporate Bond ETF (formerly, SPDR® Portfolio Long Term Corporate Bond ETF)	SPLB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Long Term Treasury ETF (formerly, SPDR® Portfolio Long Term Treasury ETF)	SPTL	NYSE Arca, Inc.
State Street® SPDR® Portfolio Mortgage Backed Bond ETF (formerly, SPDR® Portfolio Mortgage Backed Bond ETF)	SPMB	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF (formerly, SPDR® Portfolio S&P Sector Neutral Dividend ETF)	SPDG	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF (formerly, SPDR® Portfolio S&P 400TM Mid Cap ETF)	SPMD	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® ETF (formerly, SPDR® Portfolio S&P 500® ETF)	SPYM	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® Growth ETF (formerly, SPDR® Portfolio S&P 500® Growth ETF)	SPYG	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® High Dividend ETF (formerly, SPDR® Portfolio S&P 500® High Dividend ETF)	SPYD	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® Value ETF (formerly, SPDR® Portfolio S&P 500® Value ETF)	SPYV	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 600TM Small Cap ETF (formerly, SPDR® Portfolio S&P 600TM Small Cap ETF)	SPSM	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF (formerly, SPDR® Portfolio S&P 1500® Composite Stock Market ETF)	SPTM	NYSE Arca, Inc.
State Street® SPDR® Portfolio Short Term Corporate Bond ETF (formerly, SPDR® Portfolio Short Term Corporate Bond ETF)	SPSB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Short Term Treasury ETF (formerly, SPDR® Portfolio Short Term Treasury ETF)	SPTS	NYSE Arca, Inc.
State Street® SPDR® Portfolio TIPS ETF (formerly, SPDR® Portfolio TIPS ETF)	SPIP	NYSE Arca, Inc.
State Street® SPDR® Portfolio Treasury ETF (formerly, SPDR® Portfolio Treasury ETF)	SPTB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Ultra Short T-Bill ETF	SPTU	NYSE Arca, Inc.

ETF	Trading Symbol	Listing Exchange
State Street® SPDR® Russell 1000 Low Volatility Focus ETF (formerly, SPDR® Russell 1000 Low Volatility Focus ETF)	ONEV	NYSE Arca, Inc.
State Street® SPDR® Russell 1000 Momentum Focus ETF (formerly, SPDR® Russell 1000 Momentum Focus ETF)	ONEO	NYSE Arca, Inc.
State Street® SPDR® Russell 1000 Yield Focus ETF (formerly, SPDR® Russell 1000 Yield Focus ETF)	ONEY	NYSE Arca, Inc.
State Street® SPDR® S&P 400 TM Mid Cap Growth ETF (formerly, SPDR® S&P 400 TM Mid Cap Growth ETF)	MDYG	NYSE Arca, Inc.
State Street® SPDR® S&P 400 TM Mid Cap Value ETF (formerly, SPDR® S&P 400 TM Mid Cap Value ETF)	MDYV	NYSE Arca, Inc.
State Street® SPDR® S&P 500® ESG ETF (formerly, SPDR® S&P 500® ESG ETF)	EFIV	NYSE Arca, Inc.
State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF (formerly, SPDR® S&P® 500 Fossil Fuel Reserves Free ETF)	SPYX	NYSE Arca, Inc.
State Street® SPDR® S&P 600 TM Small Cap Growth ETF (formerly, SPDR® S&P 600 TM Small Cap Growth ETF)	SLYG	NYSE Arca, Inc.
State Street® SPDR® S&P 600 TM Small Cap Value ETF (formerly, SPDR® S&P 600 TM Small Cap Value ETF)	SLYV	NYSE Arca, Inc.
State Street® SPDR® S&P SmallCap 600 ESG ETF (formerly, SPDR® S&P SmallCap 600 ESG ETF)	ESIX	NYSE Arca, Inc.
State Street® SPDR® S&P® 1500 Momentum Tilt ETF (formerly, SPDR® S&P® 1500 Momentum Tilt ETF)	MMTM	NYSE Arca, Inc.
State Street® SPDR® S&P® 1500 Value Tilt ETF (formerly, SPDR® S&P® 1500 Value Tilt ETF)	VLU	NYSE Arca, Inc.
State Street® SPDR® S&P® Aerospace & Defense ETF (formerly, SPDR® S&P® Aerospace & Defense ETF)	XAR	NYSE Arca, Inc.
State Street® SPDR® S&P® Bank ETF (formerly, SPDR® S&P® Bank ETF)	KBE	NYSE Arca, Inc.
State Street® SPDR® S&P® Biotech ETF (formerly, SPDR® S&P® Biotech ETF)	XBI	NYSE Arca, Inc.
State Street® SPDR® S&P® Capital Markets ETF (formerly, SPDR® S&P® Capital Markets ETF)	KCE	NYSE Arca, Inc.
State Street® SPDR® S&P® Dividend ETF (formerly, SPDR® S&P® Dividend ETF)	SDY	NYSE Arca, Inc.
State Street® SPDR® S&P® Health Care Equipment ETF (formerly, SPDR® S&P® Health Care Equipment ETF)	XHE	NYSE Arca, Inc.
State Street® SPDR® S&P® Health Care Services ETF (formerly, SPDR® S&P® Health Care Services ETF)	XHS	NYSE Arca, Inc.
State Street® SPDR® S&P® Homebuilders ETF (formerly, SPDR® S&P® Homebuilders ETF)	XHB	NYSE Arca, Inc.
State Street® SPDR® S&P® Insurance ETF (formerly, SPDR® S&P® Insurance ETF)	KIE	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Clean Power ETF (formerly, SPDR® S&P Kensho Clean Power ETF)	CNRG	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Final Frontiers ETF (formerly, SPDR® S&P Kensho Final Frontiers ETF)	ROKT	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Future Security ETF (formerly, SPDR® S&P Kensho Future Security ETF)	FITE	NYSE Arca, Inc.

ETF	Trading Symbol	Listing Exchange
State Street® SPDR® S&P Kensho Intelligent Structures ETF (formerly, SPDR® S&P Kensho Intelligent Structures ETF)	SIMS	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho New Economies Composite ETF (formerly, SPDR® S&P Kensho New Economies Composite ETF)	KOMP	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Smart Mobility ETF (formerly, SPDR® S&P Kensho Smart Mobility ETF)	HAIL	NYSE Arca, Inc.
State Street® SPDR® S&P® Metals & Mining ETF (formerly, SPDR® S&P® Metals & Mining ETF)	XME	NYSE Arca, Inc.
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF (formerly, SPDR® S&P® Oil & Gas Equipment & Services ETF)	XES	NYSE Arca, Inc.
State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF (formerly, SPDR® S&P® Oil & Gas Exploration & Production ETF)	XOP	NYSE Arca, Inc.
State Street® SPDR® S&P® Pharmaceuticals ETF (formerly, SPDR® S&P® Pharmaceuticals ETF)	XPH	NYSE Arca, Inc.
State Street® SPDR® S&P® Regional Banking ETF (formerly, SPDR® S&P® Regional Banking ETF)	KRE	NYSE Arca, Inc.
State Street® SPDR® S&P® Retail ETF (formerly, SPDR® S&P® Retail ETF)	XRT	NYSE Arca, Inc.
State Street® SPDR® S&P® Semiconductor ETF (formerly, SPDR® S&P® Semiconductor ETF)	XSD	NYSE Arca, Inc.
State Street® SPDR® S&P® Software & Services ETF (formerly, SPDR® S&P® Software & Services ETF)	XSW	NYSE Arca, Inc.
State Street® SPDR® S&P® Telecom ETF (formerly, SPDR® S&P® Telecom ETF)	XTL	NYSE Arca, Inc.
State Street® SPDR® S&P® Transportation ETF (formerly, SPDR® S&P® Transportation ETF)	XTN	NYSE Arca, Inc.
State Street® SPDR® US Large Cap Low Volatility Index ETF (formerly, SPDR® SSGA US Large Cap Low Volatility Index ETF)	LGLV	NYSE Arca, Inc.
State Street® SPDR® US Small Cap Low Volatility Index ETF (formerly, SPDR® SSGA US Small Cap Low Volatility Index ETF)	SMLV	NYSE Arca, Inc.

Dated October 31, 2025